EXHIBIT 10.9
SECOND AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT
     This SECOND AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT (as amended, amended and restated or otherwise modified from time to time, this “AGREEMENT”) is dated as of July 1, 2003 and entered into by and between AMERICAN HOMEPATIENT, INC., a Delaware corporation (“PLEDGOR”), and BANK OF MONTREAL, as agent for and representative of (in such capacity herein called “SECURED PARTY”) the financial institutions (“BANKS”) that hold a promissory note payable to such Banks as set forth on Exhibit A attached hereto (the “Promissory Note”) and replaces the Amended and Restated Borrower Pledge Agreement dated as of December 28, 1995 between Pledgor and Bankers Trust Company as the predecessor to the Secured Party (the “Prior Pledge Agreement”).
PRELIMINARY STATEMENTS
     A. Pledgor is the legal and beneficial owner of (i) the shares of stock (the “PLEDGED SHARES”) described in Part A of Schedule I annexed hereto and issued by the corporations named therein and (ii) the indebtedness (the “PLEDGED DEBT”) described in Part B of said Schedule I and issued by the obligors named therein.
     B. Pledgor, Bankers Trust Company and Banks previously entered into that certain Fifth Amended and Restated Credit Agreement dated as of May 25, 2001.
     C. Pledgor filed a voluntary petition under 11 U.S.C. Sections 101 et seq. on July 30, 2002 in the United States Bankruptcy Court for the Middle District of Tennessee. On May 27, 2003, the Bankruptcy Court confirmed Grantor’s Second Amended Joint Plan of Reorganization (herein “Joint Plan”) in all respects. The Fifth Amended and Restated Credit Agreement is no longer in effect and as part of the Joint Plan, the Grantor will execute the Promissory Note to the Banks on terms and in amounts provided in the Joint Plan to evidence Grantor’s indebtedness and obligations to the Banks.
     D. Pursuant to the Joint Plan and the Bankruptcy Court’s order issued May 27, 2003, Pledgor is required to amend the Prior Pledge Agreement as provided herein.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:
     SECTION 1. PLEDGE OF SECURITY. Pledgor hereby pledges and assigns to Secured Party, for Secured Party’s benefit and the benefit of Banks, and hereby grants to Secured Party, for Secured Party’s benefit and the benefit of Banks, a security interest in, all of Pledgor’s right, title and interest in and to the following (the “PLEDGED COLLATERAL”):
          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;
          (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and all guarantees of the obligations under the Pledged Debt and all security interests granted to secure the obligations under such guarantees or under the Pledged Debt;
          (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;
          (d) all additional indebtedness from time to time owed to Pledgor by any obligor of the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, and all guarantees of the obligations under such indebtedness and all security interests granted to secure the obligations under such guarantees or under such indebtedness;
          (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;
          (f) all indebtedness from time to time owed to Pledgor by any person that is now, or after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect subsidiary of Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, and all guarantees of the obligations under such indebtedness and all security interests granted to secure the obligations under such guarantees or under such indebtedness; and
          (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term “PROCEEDS” includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.
     The foregoing pledge and grant of security interest confirms the pledge and grant of a first priority security interest in the Pledged Collateral to secure the Secured Obligations made in the Prior Pledge Agreement and continues in all respects the pledge and grant therein without in any way causing any interruption in continuity from such original pledge and grant.
     SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Promissory Note, and including all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the “UNDERLYING DEBT”), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the “SECURED OBLIGATIONS”).
     SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor’s endorsement, when necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. . In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.
     SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:
          (a) Due Authorization. etc. of Pledged Collateral. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.
          (b) Description of Pledged Collateral. The Pledged Shares constitute all of the issued and outstanding shares of stock of each issuer thereof, except as otherwise set forth in Schedule I annexed hereto, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

          (c) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any lien except for the security interest created by this Agreement.
          (d) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).
          (e) Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.
          (f) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.
          (g) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Pledged Collateral was, is and will be accurate and complete in all material respects.
     SECTION 5. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL. Pledgor shall:
          (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement and except for (A) liens in existence on the date hereof, (B) liens for taxes not yet due or being contested in good faith, (C) liens imposed by law, in the ordinary course of business that are being contested in good faith or do not materially detract from the value of the Collateral, and (D) liens relating to bankers liens and other rights of setoff; or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation.
          (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct subsidiary of Pledgor;

          (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect subsidiary of Pledgor;
          (d) promptly notify Secured Party of any event of which Pledgor becomes aware causing material loss or material depreciation in the value of the Pledged Collateral;
          (e) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and
          (f) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.
     SECTION 6. FURTHER ASSURANCES; PLEDGE AMENDMENTS.
          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that reasonably may be necessary or desirable, or that Secured Party may request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party’s request, appear in and defend any action or proceeding that may affect Pledgor’s title to or Secured Party’s security interest in all or any part of the Pledged Collateral.
          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b) or Section 7(c), promptly (and in any event within ten Business Days) deliver to Secured Party a Pledge Amendment (a “PLEDGE AMENDMENT”), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     SECTION 7. VOTING RIGHTS; DIVIDENDS.
          (a) So long as no Event of Default shall have occurred and be continuing (for the purposes of this Agreement, “Default” or “Event of Default” shall mean Pledgor’s failure to pay when due any amounts under the Promissory Note):
               (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if Secured Party shall have notified Pledgor that, in Secured Party’s judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Secured Party at least five Business Days’ prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by Pledgor of any Pledged Shares for or Pledgor’s consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor’s consent to or approval of any action in the ordinary course of business or otherwise permitted under this Agreement shall be deemed inconsistent with the terms of this Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Secured Party;
               (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all
                    (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,
                    (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and
                    (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and
               (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuation of an Event of Default:
               (i) upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;
               (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and
               (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).
          (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the indefeasible payment in full of the Secured Obligations.
     SECTION 8. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Upon the occurrence and during the continuation of an Event of Default, Pledgor hereby irrevocably appoints Secured Party as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:
          (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

          (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;
          (c) to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and
          (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.
     SECTION 9. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party upon ten (10) days prior written notice to Pledgor may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Pledgor.
     SECTION 10. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.
     SECTION 11. REMEDIES.
          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of Tennessee (the “CODE”) (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured

Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Banks, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.
          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “SECURITIES ACT”), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.
          (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     SECTION 12. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:
FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;
SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) in such order as Secured Party shall elect; and
THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.
     SECTION 13. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Banks herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor’s .expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 14. SECURED PARTY AS AGENT.
          (a) Secured Party has been appointed to act as Secured Party hereunder by Banks. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement.
          (b) Secured Party shall have the right to resign its duties hereunder by giving Pledgor and the Banks fifteen (15) days written notice. Upon notice of any Secured Party’s resignation, the Banks shall appoint a successor to the Secured Party who shall be a commercial bank or trust company reasonably acceptable to Pledgor. If no successor is appointed by the Banks and found acceptable to Pledgor by the twentieth (20th) business day after the date of such notice of resignation, the Secured Party’s resignation shall become effective and the Banks shall thereafter perform all the duties of the Secured Party hereunder until such time, if any, as the Banks appoint a successor to the Secured Party as provided above and provided further that Banks’ collective expenses, costs and fees payable by Pledgor while acting as Secured Party hereunder may not materially exceed those of the initial Secured Party. Upon the acceptance of any appointment Secured Party hereunder, a successor Secured Party shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Secured Party’s resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.
     SECTION 15. AMENDMENTS. No amendment or waiver of any provision of this Agreement, or consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
     SECTION 16. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party’s name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

     SECTION 17. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
     SECTION 18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     SECTION 19. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
     SECTION 20. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TENNESSEE. Unless otherwise defined herein, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of Tennessee are used herein as therein defined.
     SECTION 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE BROUGHT IN AN APPROPRIATE FORUM IN NASHVILLE, DAVIDSON COUNTY, TENNESSEE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 16, and Pledgor hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.
     SECTION 22. WAIVER OF JURY TRIAL. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     SECTION 23. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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     IN WITNESS WHEREOF, Pledgor and Secured Party, have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AMERICAN HOMEPATIENT, INC., a Delaware corporation
By:	/s/ Robert L. Fringer
Title: Vice President & Secretary
Address: Maryland Farms Office Park 5200 Maryland Way, Suite 400 Brentwood, Tennessee 37027-5018 Attention: Chief Executive Officer

BANK OF MONTREAL, as Secured Party
By:
Name:
Title:
Address: Attn: Heather Turf 115 LaSalle Street, 12W Chicago, Illinois 60603

EXHIBIT A
BANKS
See attached document.

Allstate-AIMCO CDO Series 2000-A
Allstate Life Insurance Company
Bank of America, N.A.
Bank of Montreal
Barclays Bank PLC
Bear Stearns & Co., Inc.
Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company
Endeavor LLC
Everest Capital Master Fund L.P.
Fernwood Associates L.P.
General Electric Capital Corporation
California Public Employees’ Retirement System (Highland)
Highland Crusader Offshore Partners, L.P. (Highland)
ML CBO IV (Cayman)/Protective (Highland)
PAM Capital Funding, L.P. (Highland)
Pamco Cayman Ltd. (Highland)
HCM/Z Special Opportunities LLC a/ka/ HZ Special Opportunities, LLC (Highbridge Capital)
Long Lane Master Trust IV
Morgan Stanley Prime Income Trust
PPM America Special Investments Funds, L.P.
Fuqua Family Fund, L.P. (Tennenbaum)
Special Value Bond Fund II, LLC (Tennenbaum)
Van Kampen VKM Prime Rate Income Trust
Van Kampen Senior Income Trust

SCHEDULE I
Part A: Pledged Shares
All shares of stock in the following entities (said shares have previously been delivered to Secured Party under the Prior Pledge Agreement):
American HomePatient, Inc. (Tn)
AHP Finance, Inc.
Part B: Pledged Debt
None